UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------
                                    FORM 8-K
                                 ---------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) - May 12, 2009

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)


        Delaware                     0-24414                    75-1638027

(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)


                                 4441 Sigma Road
                               Dallas, Texas 75244


               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including Area Code - (972) 233-2903

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

         As previously reported, RF Monolithics, Inc. entered into a Limited Forbearance Agreement and Fourth Amendment to Amended and Restated Credit and Security Agreement dated as of May 12, 2009 with our senior lender in connection with the Amended and Restated Credit and Security Agreement dated August 29, 2007, as amended, between our senior lender and us.

         A copy of the executed Forbearance Agreement is attached hereto as an Exhibit.

9.01  Financial Statements and Exhibits

            (c)      Exhibits.

                     Exhibit       Description
                     -------       -----------

                     99            Limited  Forbearance   Agreement  and  Fourth
                                   Amendment to Amended and Restated Credit and Security Agreement dated as of May 12, 2009


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RF MONOLITHICS, INC.




                                            By:      /s/ Harley E Barnes III
                                                 -------------------------------
                                                     Harley E Barnes III
                                                     Chief Financial Officer




Date: May 21, 2009


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